Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Regarding Annual Report on Form 10-K for the quarter ended December 31, 2003

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Bank of Commerce Holdings, a California Corporation (the “Company”), does certify that:

1.	The Company’s Amendment to Form 10-K for the year ended December 31, 2004 fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended, and

2.	The information contained in the Amendment to Form 10-K fairly presents, in all material respects, the financial condition and operating results of the Company.

     Dated: May 26, 2005

/s/ Michael C. Mayer	/s/ Linda J. Miles
Michael C. Mayer	Linda J. Miles
President & Chief Executive Officer	Executive VP & Chief Financial Officer

6